QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2012

GENON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16455 (Commission File Number)	76-0655566 (IRS Employer Identification No.)

1000 Main Street, Houston, Texas 77002
(Address of principal executive offices, including zip code)

(832) 357-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01    Other Events.

        On October 24, 2012, GenOn Energy, Inc. ("GenOn") signed a memorandum of understanding to settle the previously disclosed shareholder class action lawsuit captioned In re GenOn Energy, Inc. Shareholders Litigation, Consolidated C.A. No. 7721-VCN pending in the Delaware Court of Chancery (the "Merger Litigation"). The Merger Litigation relates to the Agreement and Plan of Merger, dated as of July 20, 2012, by and among NRG Energy, Inc., Plus Merger Corporation and GenOn. On or about October 26, 2012, GenOn will mail to its stockholders a Supplement to Joint Proxy Statement/Prospectus in connection with the Merger Litigation. A copy of the Supplement to Joint Proxy Statement/Prospectus is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

        In addition to what has been previously disclosed in the "Litigation Relating to the Merger" section of the Registration Statement on Form S-4, file No. 333-183334, filed by NRG Energy, Inc. with the Securities and Exchange Commission (the "SEC") and declared effective by the SEC on October 5, 2012, and the attached Supplement to Joint Proxy Statement/Prospectus, on October 25, 2012, the United States District Court for the Southern District of Texas issued an order staying the lawsuit captioned Bushansky v. GenOn Energy,  Inc. et al., No. 4:12-CV-02257 until the later of the resolution of a motion for preliminary injunction or the final settlement of the aforementioned Merger Litigation.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
99.1	Supplement to Joint Proxy Statement/Prospectus, dated October 24, 2012.

 Forward Looking Statements

        In addition to historical information, the information presented in this communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as "may," "will," "should," "could," "objective," "projection," "forecast," "goal," "guidance," "outlook," "expect," "intend," "seek," "plan," "think," "anticipate," "estimate," "predict," "target," "potential" or "continue" or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed transaction between NRG and GenOn, each party's and the combined company's future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, each party's views of economic and market conditions, and the expected timing of the completion of the proposed transaction.

        Forward-looking statements are not a guarantee of future performance and actual events or results may differ materially from any forward-looking statement as result of various risks and uncertainties, including, but not limited to, those relating to: the ability to satisfy the conditions to the proposed transaction between NRG and GenOn, the ability to successfully complete the proposed transaction (including any financing arrangements in connection therewith) in accordance with its terms and in accordance with expected schedule, the ability to obtain stockholder, regulatory or other approvals for the proposed transaction, or an inability to obtain them on the terms proposed or on the anticipated schedule, diversion of management attention on transaction-related issues, impact of the transaction on relationships with customers, suppliers and employees, the ability to finance the combined business post-closing and the terms on which such financing may be available, the financial performance of the combined company following completion of the proposed transaction, the ability to successfully integrate the businesses of NRG and GenOn, the ability to realize anticipated benefits of the proposed transaction (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emissions allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness.

        Additional information concerning other risk factors is contained in NRG's and GenOn's most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings.

        Many of these risks, uncertainties and assumptions are beyond GenOn's ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made, and GenOn does not undertake any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. All subsequent written and oral forward-looking statements concerning NRG, GenOn, the proposed transaction, the combined company or other matters and attributable to NRG or GenOn or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information about the Proposed Transaction and Where You Can Find It

        In connection with the proposed merger between NRG and GenOn, NRG filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that includes a joint proxy statement of NRG and GenOn and that also constitutes a prospectus of NRG. The registration statement was declared effective by the SEC on October 5, 2012. NRG and GenOn first mailed the joint proxy statement/prospectus to their respective stockholders on or about October 10, 2012. NRG and GenOn may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF NRG AND GENON ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain free copies of the joint proxy statement/prospectus and other documents containing important information about NRG and GenOn through the website maintained by the SEC at www.sec.gov. In addition, GenOn makes available free of charge at www.genon.com (in the "Investor Relations" section), copies of materials it files with, or furnish to, the SEC.

Participants In The Merger Solicitation

        NRG, GenOn, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of GenOn and NRG in connection with the proposed transaction. Information about the directors and executive officers of NRG is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 12, 2012. Information about the directors and executive officers of GenOn is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 30, 2012. Other information regarding the participants in the proxy solicitation can be found in the above-referenced registration statement on Form S-4. These documents can be obtained free of charge from the sources indicated above.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENON ENERGY, INC. (Registrant)
By:	/s/ THOMAS C. LIVENGOOD Thomas C. Livengood Senior Vice President and Controller

Date: October 25, 2012

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplement to Joint Proxy Statement/Prospectus, dated October 24, 2012.

QuickLinks

  Item 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
Forward Looking Statements
SIGNATURES
EXHIBIT INDEX